Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K of Prospect Acquisition Corp. (the “Company”) for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Cahill, Chief Financial Officer and Secretary of the Company, certify, to the best of my knowledge, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 16, 2009		/s/ James J. Cahill
	Name:	James J. Cahill
	Title:	Chief Financial Officer and Secretary
(Principal Accounting and Financial Officer)